Receivables, net	12 Months Ended
Dec. 31, 2017
Receivables, net
Receivables, net

Note 7—Receivables, net

“Receivables, net” consisted of the following:

	December 31,
($ in millions)	2017	2016
Trade receivables	7,883	7,293
Other receivables	714	587
Allowance	(330)	(314)
	8,267	7,566
Unbilled receivables, net:
Costs and estimated profits in excess of billings	3,024	3,058
Advance payments consumed	(875)	(928)
	2,149	2,130
Total	10,416	9,696

“Trade receivables” in the table above includes contractual retention amounts billed to customers of $541 million and $463 million at December 31, 2017 and 2016, respectively. Management expects that the substantial majority of related contracts will be completed and the substantial majority of the billed amounts retained by the customer will be collected. Of the retention amounts outstanding at December 31, 2017, 69 percent and 26 percent are expected to be collected in 2018 and 2019, respectively.

“Other receivables” in the table above consists of value added tax, claims, rental deposits and other non-trade receivables.

“Costs and estimated profits in excess of billings” in the table above represents revenues earned and recognized for contracts under the percentage-of-completion or completed-contract method of accounting. Management expects that the majority of the amounts will be collected within one year of the respective balance sheet date.

The reconciliation of changes in the allowance for doubtful accounts is as follows:

($ in millions)	2017	2016	2015
Balance at January 1,	314	258	279
Additions	109	163	118
Deductions	(111)	(96)	(113)
Exchange rate differences	18	(11)	(26)
Balance at December 31,	330	314	258